EXECUTION COPY
Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED BASE INDENTURE
This Amendment No. 1 (this “Amendment”) to the Base Indenture (as defined below) is entered into as of February 10, 2022, by and among LOANDEPOT GMSR MASTER TRUST, as issuer (the “Issuer”), CITIBANK, N.A., as indenture trustee (the “Indenture Trustee”), LOANDEPOT.COM, LLC (“loanDepot”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”) and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), as administrative agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Base Indenture (as defined below).
W I T N E S S E T H:
WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer, the Administrative Agent and PentAlpha Surveillance LLC, as credit manager, are parties to that certain Second Amended and Restated Base Indenture dated as of November 15, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as consented to by Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as Noteholder of 100% of the Outstanding VFNs;
WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Base Indenture;
WHEREAS, pursuant to Section 12.1(b) of the Base Indenture, the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee may amend the Base Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of the Base Indenture, without the consent of any of the Noteholders or any other Person, upon (i) delivery of an Issuer Tax Opinion, (ii) delivery to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (iii) each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes;
WHEREAS, as of the date hereof and prior to the execution of this Amendment, there is no Note Rating Agency;
WHEREAS, pursuant to Section 12.3 of the Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Base Indenture is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and
WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.
NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:
SECTION 1. Amendments to the Base Indenture.
(a)    The Base Indenture is hereby amended by inserting the below paragraph as a new paragraph under “Granting Clause” before the last paragraph of that section:
Any financing statement filed in connection with this Base Indenture or the security interest created hereby, and any and all other instruments that establish such security interest shall include the language set forth above, and (ii) any and all such documents that are amended after the date of this Base Indenture shall include the language specified above and such language shall be a valid and legally enforceable part thereof. The language above meets the requirements of Section 4 of the Acknowledgment Agreement. The Issuer and the Administrator acknowledge and agree that the Indenture Trustee is relying on the representations and warranties in this Granting Clause to make the representations and warranties as Secured Party in Section 4 of the Acknowledgment Agreement.
Section 1.1 of the Base Indenture is hereby amended by deleting the definitions of “Corporate Advance,” “Escrow Advance” and ““Parthenon Investors” in their entirety and replacing them with the following:
Corporate Advance: Any advance disbursed by or on behalf of the Servicer from its own funds with respect to any Mortgage Pool as required by the Ginnie Mae Contract with respect to any Mortgage Loan included in the related Mortgage Pool (other than amounts advanced as MBS Advances or Escrow Advances), excluding any advance disbursed by an Interim Servicer or Subservicer related to Acquired MSRs until such time as Servicer completes reconciliation of such advances with the Interim Servicer or Subservicer and pays the Interim Servicer or Subservicer for such advances.
Escrow Advance: Any advance disbursed by or on behalf of the Servicer from its own funds with respect to any Mortgage Pool as required by the Ginnie Mae

Contract in order to pay tax obligations or insurance premiums due under any Mortgage Loan included in the related Mortgage Pool when the funds on deposit in any escrow custodial account or any other account containing escrow funds related to the applicable Mortgage Pool are insufficient to make the required payment, excluding any advance disbursed by an Interim Servicer or Subservicer related to Acquired MSRs until such time as Servicer completes reconciliation of such advances with the Interim Servicer or Subservicer and pays the Interim Servicer or Subservicer for such advances.
Parthenon Investors: Each of Parthenon Investors III, L.P., PCap Associates, Parthenon Capital Partners Fund, L.P., Parthenon Investors IV, L.P., Parthenon Capital Partners Fund II, L.P., PCP Managers, L.P., PCAP Partners III LLC and PCAP Partners IV LP and each of their respective affiliates.
(b)    Section 11.3 of the Base Indenture is hereby amended by deleting subsection (j) in its entirety and replacing it with the following:
(j)    none of the Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary shall at any time have any responsibility or liability other than as may be expressly set forth in this Indenture for or with respect to the legality, validity or enforceability of any of the Notes and the Indenture Trustee shall have no liability to the Noteholders or any other party for the statements or representations made by any party, including the Secured Party, in the Acknowledgment Agreement;
(c)    The Base Indenture is hereby amended by inserting the following paragraph as a new paragraph at the end of Section 12.3:
The Indenture Trustee, in accordance with the Acknowledgment Agreement, shall give Ginnie Mae prompt written notice of, and timely submit to Ginnie Mae for its review and approval, any amendment, restatement, supplement, waiver or other modification to the Indenture and related documents, including any VFN Repurchase Agreement and any Pricing Side Letter related thereto (including, without limitation, any material increase or decrease in the maximum amount permitted under the credit facility(ies) available thereunder) of which it has actual knowledge that would materially affect Ginnie Mae’s interests and rights under the Acknowledgment Agreement. The Issuer shall forward the initial draft to [***] and include in the subject line “For Sending to Ginnie.”
SECTION 2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the latest to occur of the following:

(a)    the execution and delivery of this Amendment by all parties hereto;
(b)    the delivery of an Authorization Opinion;
(c)    the delivery of an Issuer Tax Opinion;

(d)    the Administrative Agent shall have provided its prior written consent to this Amendment;
(e)    the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that (A) all conditions precedent, if any, provided for in the Base Indenture relating to the proposed action have been complied with and (B) the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and
(f)    the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.
SECTION 3. Authorization and Direction. The Indenture Trustee is hereby authorized and directed to execute (i) this Amendment, (ii) that certain Second Amended and Restated Acknowledgment Agreement, dated as of February 10, 2022, by and among the Indenture Trustee, loanDepot and Government National Mortgage Association, (iii) that certain Amendment No. 1 to Second Amended and Restated PC Repurchase Agreement, dated as of February 10, 2022, by and among the Issuer, loanDepot, and consented to by the Indenture Trustee, the Administrative Agent and CSCIB, (iv) that certain Omnibus Amendment No. 1 to Indenture Supplements, dated as of February 10, 2022, by and among the Issuer, loanDepot, the Indenture Trustee, the Administrative Agent and consented to by CSCIB, (v) the Series 2021-PIAVF1 Note No. 2 and (v) any other documents related to the cancellation of Series 2021-PIAVF1 Note No. 1 and issuance of the Series 2021-PIAVF1 Note No. 2.
SECTION 4. No Default; Representations and Warranties. loanDepot and the Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
SECTION 5. Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Base Indenture remain in full force and effect and are hereby reaffirmed.
SECTION 6. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 8. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN

CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 9. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 10. Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (formerly known as Christiana Trust) (“WSFS”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
LOANDEPOT GMSR MASTER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

[loanDepot GMSR Master Trust - Amendment No. 1 to Second Amended and Restated Base Indenture]

LOANDEPOT.COM, LLC, as Administrator and Servicer

By:
Name:
Title:

[loanDepot GMSR Master Trust - Amendment No. 1 to Second Amended and Restated Base Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name: Dominic Obaditch
Title: Vice President

[loanDepot GMSR Master Trust - Amendment No. 1 to Second Amended and Restated Base Indenture]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By: ______________________________________
Name:
Title:

[loanDepot GMSR Master Trust - Amendment No. 1 to Second Amended and Restated Base Indenture]